UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): March 1, 2022

ADT Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)

(561) 988-3600
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2022, ADT Inc. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2021. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

Common Stock Dividends

On March 1, 2022, the Company announced a dividend of $0.035 per share to holders of the Company's common stock and Class B common stock of record on March 17, 2022. The dividend will be distributed on April 4, 2022.
A copy of the press release announcing the declaration of the dividends is furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
Annual Meeting of Stockholders
The Company will hold its 2022 Annual Meeting of Stockholders, virtually, on May 25, 2022. The record date for the meeting is March 30, 2022. Further details regarding the meeting will be included in the notice and proxy materials delivered to the Company’s stockholders of record entitled to vote at the meeting and filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated March 1, 2022 announcing ADT Inc.’s Financial Results for the three months and year ended December 31, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	March 1, 2022	ADT Inc.

		By:	/s/ Jeffrey Likosar
Jeffrey Likosar
Chief Financial Officer and President, Corporate Development